                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statements listed below of BANC ONE CORPORATION of our report dated February 12, 1998 on our audits of the consolidated financial statements of BANC ONE CORPORATION and Subsidiaries, as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996, and 1995, included in BANC ONE CORPORATION's Annual Report on Form 10-K for the year ended December 31, 1997.

                  REGISTRATION STATEMENTS ON FORM S-8
                  REGISTRATION NUMBERS:

                        ..33-03470                           ..33-61760
                        ..33-14475                           ..33-61758
                        ..33-10822                           ..33-60424
                        ..33-18277                           ..33-50117
                        ..33-27849                           ..33-55149
                        ..33-34294                           ..33-55315
                        ..33-37400                           ..33-58923
                        ..33-20890                           ..333-00445
                        ..33-20990                           ..333-26929
                        ..33-40041                           ..333-27631
                        ..33-45473                           ..333-28281
                        ..33-46189                           ..333-29395
                        ..33-53752                           ..333-30419
                        ..33-55172                           ..333-30421
                        ..33-55174                           ..333-30425
                        ..33-54100                           ..333-30429
                                                             ..333-32053

                  REGISTRATION STATEMENTS ON FORM S-3
                  REGISTRATION NUMBERS:

                  ..333-38387

                                          COOPERS & LYBRAND L.L.P.

Columbus, Ohio
March 30, 1998